UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2011

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-151827	51-0605731
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Stevenson St, 3rd Fl., San Francisco CA 94115	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 632-5666

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of June 20, 2011, John Donovan, the Company’s Chief Operating Officer, had his title and job responsibilities changed. Mr. Donovan will now by the EVP, Corporate Development for the Company. Mr. Donovan’s previous duties as Chief Operating Officer are now allocated between the Company’s Chief Financial Officer, Ms. Carrie Dolan, and Chief Risk Officer, Ms. Chaomei Chen. Mr. Donovan will continue to report to Mr. Renaud Laplanche, the Company’s Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation

June 23, 2011

By: /s/ Carrie Dolan
Carrie Dolan
Chief Financial Officer
(duly authorized officer)